EXHIBIT 23.1

                            INDEPENDENT ACCOUNTANTS' CONSENT

           The Board of Directors
           Petroleum Helicopters, Inc.:


           We consent to the use of our reports incorporated herein by reference.


                                            /s/ KPMG Peat Marwick LLP

                                                KPMG PEAT MARWICK LLP


          New Orleans, Louisiana
          March 28, 1996